EQ ADVISORS TRUSTSM

Multimanager Core Bond Portfolio – Class K Shares

SUPPLEMENT DATED SEPTEMBER 28, 2017 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2017

This Supplement updates certain information contained in the Summary Prospectus of the Multimanager Core Bond Portfolio, a series of EQ Advisors Trust (“Trust”), dated May 1, 2017. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding the addition of a portfolio manager to the Multimanager Core Bond Portfolio (the “Portfolio”).

Information Regarding

Multimanager Core Bond Portfolio – Class K Shares

Effective immediately, the table in the section of the Summary Prospectus entitled “Who Manages the Portfolio – Sub-Adviser: SSGA Funds Management, Inc. (“SSGA FM”)” is amended to include the following:

Name	Title	Date Began Managing the Portfolio
Orhan Imer, CFA®	Vice President of SSGA FM	September 2017